UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 Saint Stephen’s Green, Dublin, D02 E2X4, Ireland
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Similar to changes at other peer companies and following consultation with the U.S. Securities and Exchange Commission, beginning in the fourth quarter of 2021, the Company will no longer exclude upfront and milestone payments related to collaboration and license agreements from its reported non-GAAP financial measures, including non-GAAP R&D and SG&A expenses, adjusted EBITDA and non-GAAP adjusted earnings per share. The Company will also reclassify any prior periods presented to conform with the new classification of upfront and milestone payments related to collaboration and license agreements.

As a result of these changes, fourth-quarter upfront and milestone payments of $36.0 million, primarily related to upfront payments for the collaboration with Alpine Immune Sciences (Alpine) announced today, will increase non-GAAP R&D expense and will reduce fourth-quarter 2021 adjusted EBITDA by $36.0 million. The Company expects the change in calculating its non-GAAP financial measures will increase full-year 2021 non-GAAP R&D expense and reduce full-year 2021 adjusted EBITDA by approximately $90.0 million primarily related to upfront and milestone payments under its collaboration and license agreements, including those with Arrowhead Pharmaceuticals and Alpine, as well as payments related to daxdilimab and HemoShear. These upfront and milestone payments were not included in Horizon’s prior full-year 2021 adjusted EBITDA guidance.

The Company provided full-year 2021 adjusted EBITDA guidance of $1.315 to $1.345 billion on Nov. 3, 2021. Incorporating the $90.0 million change in the calculation of adjusted EBITDA would result in our Nov. 3, 2021 adjusted EBITDA guidance range being $1.225 to $1.255 billion. The Company currently expects approximately $20 million in potential milestone payments in 2022 related to existing agreements and will include this amount in its 2022 adjusted EBITDA guidance when provided.

Note Regarding Use of Non-GAAP Financial Measures

EBITDA, or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA are used and provided by Horizon as non-GAAP financial measures. These non-GAAP measures are intended to provide additional information on Horizon’s performance, operations, expenses, profitability and cash flows. Adjustments to Horizon’s GAAP figures as well as EBITDA exclude acquisition and/or divestiture-related expenses, gain or loss from divestiture, gain or loss from sale of assets, litigation settlements, loss on debt extinguishment, costs of debt refinancing, drug manufacturing harmonization costs, restructuring and realignment costs, the income tax effect on pre-tax non-GAAP adjustments and other non-GAAP income tax adjustments, as well as non-cash items such as share-based compensation, depreciation and amortization, non-cash interest expense, long-lived asset impairment charges and other non-cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. Horizon maintains an established non-GAAP cost policy that guides the determination of what costs will be excluded in non-GAAP measures. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon’s financial and operating performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s historical and expected 2021 financial results and trends and to facilitate comparisons between periods and with respect to projected information. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Horizon has not provided a reconciliation of its full-year 2021 adjusted EBITDA outlook to an expected net income (loss) outlook because certain items such as acquisition/divestiture-related expenses and share-based compensation that are a component of net income (loss) cannot be reasonably projected due to the significant impact of changes in Horizon’s stock price, the variability associated with the size or timing of acquisitions/divestitures and other factors. These components of net income (loss) could significantly impact Horizon’s actual net income (loss).

Forward-Looking Statements

This report contains forward-looking statements, including, but not limited to, statements related to Horizon’s full-year 2021 adjusted EBITDA guidance; expected future milestone payments under exiting collaboration and licensing agreements and impact on future financial performance and operating results; and business and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that Horizon’s actual future financial and operating results may differ from its expectations or goals; Horizon’s ability to grow net sales from existing medicines; impacts of the COVID-19 pandemic and actions taken to slow its spread, including impacts on supplies and net sales of Horizon’s medicines and potential delays in clinical trials; the actual timing of milestone payments under Horizon’s collaboration and licensing agreements; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; the availability of coverage and adequate reimbursement and pricing from government and third-party payers; risks relating to Horizon’s ability to successfully implement its business strategies, including its manufacturing and global expansion strategy; risks inherent in developing novel medicine candidates and existing medicines for new indications; risks associated with regulatory approvals; risks in the ability to recruit, train and retain qualified personnel; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight, including any changes in the legal and regulatory environment in which Horizon operates and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s filings and reports with the SEC. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer